UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  July 17, 2017

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01              Other Events.

The Kroger Co. (the “Company”) has conducted a review of the structure and benefits of the Company’s sponsored defined benefit plans.  As a result of this review, the Company will make several changes.

We will make a contribution to the plan this year of up to $1 billion that we believe will significantly address the underfunded position of the plan.  Debt will be issued to pay for this funding of the pension liability.  Our overall balance sheet obligations will not change. We are committed to maintaining our current investment grade rating.

In addition, certain participants’ benefit balances will be distributed out of the plan via a transfer to other qualified retirement plan options or a lump sum payout, based on each participant’s election.

We believe a contribution to the plan and payout to participants at this time are strategic opportunities based on the current interest rate environment, the potential future changes to the U.S. tax code, and scheduled Pension Benefit Guaranty Corporation fee increases.

There will be a one-time expense in 2017 associated with the settlement of the Company’s obligations for the eligible participants’ pension balances.  This one-time cost is not contemplated in our earnings guidance for the year.

Forward Looking Statements

This Current Report contains certain statements that constitute “forward-looking statements” about the future performance of The Kroger Co., including statements about changes to defined benefit plans. These statements are based on management’s assumptions and beliefs in light of the information currently available to it. Such statements are indicated by words such as “believe,” “guidance,” “committed” and “will”. Various uncertainties and other factors could cause actual results to differ materially from those contained in the forward-looking statements.  We assume no obligation to update the information contained herein. Please refer to Kroger’s reports and filings with the Securities and Exchange Commission for a further discussion of these risks and uncertainties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

July 17, 2017	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Group Vice President, Secretary and General Counsel